Warrant Liability	6 Months Ended
Jan. 31, 2022
Warrant Liability
Warrant Liability

7. Warrant Liability

Following the change in the functional currency of the Company on May 1, 2021, the warrant liability as of April 30, 2021 ($6,621,347) was reclassified to warrant reserve in the Consolidated Statements of change in Shareholders’ Equity.

In addition, certain warrants with an exercise price denominated in Canadian dollars are now being treated as a warrant liability, since the exercise price is denominated in a currency different than the functional currency of the Company. The fair value of these warrants, based on the Black-Scholes, as of July 31, 2021 and January 31, 2022 was $199,458 and $248,486, respectively, and are included in warrant liabilities. As a result, the Company recorded a loss in the fair value of the warrant liability of $49,028 for the six-month period ended January 31, 2022 (for the three months ended January 31, 2022 – gain of $57,738).

The following assumptions were used to determine the fair value at July 31, 2021 and at January 31, 2022: share price - $5.23 and $6.32; exercise price - $29.30 and $4.26; expected life – 1 year to 4.30 years and 3.79 years; annualized volatility – 100%; dividend yield – 0%; risk free rate – 0.81% and 1.56%.

BriaCell Therapeutics Corp

Notes to the Condensed Interim Consolidated Financial Statements

For the Three and Six Months Ended January 31, 2022 and 2021

(Unaudited)

(Expressed in US Dollars)